POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ING USA Annuity and Life Insurance Company ("ING USA"), constitute and appoint, Linda E. Senker or James A. Shuchart, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following ING USA registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o ING USA Annuity and Life Insurance Company Initial Registration Statement on Form S-2 (File No. 333-_______) for registration of fixed account interests.


     SIGNATURE                       TITLE                           DATE
     ---------                       -----                           ----

/s/HARRY N. STOUT
___________________________    PRESIDENT                           APRIL 4, 2005
HARRY STOUT                   (PRINCIPAL EXECUTIVE OFFICER)

/s/ROGER W. FISHER
___________________________    CHIEF ACCOUNTING OFFICER            APRIL 1, 2005
ROGER W. FISHER

/s/DAVID A. WHEAT
___________________________    DIRECTOR                            APRIL 6, 2005
DAVID A. WHEAT                 CHIEF FINANCIAL OFFICER

/s/THOMAS J. MCINERNEY
___________________________    DIRECTOR AND CHAIRMAN               APRIL 5, 2005
THOMAS J. MCINERNEY

/s/KATHLEEN A. MURPHY
___________________________    DIRECTOR                            APRIL 1, 2005
KATHLEEN A. MURPHY

/s/CATHERINE H. SMITH
___________________________    DIRECTOR                            APRIL 1, 2005
CATHERINE H. SMITH

/s/JACQUES DE VAUCLEROY
___________________________    DIRECTOR                            APRIL 4, 2005
JACQUES DE VAUCLEROY